Exhibit 99.1

          Innodata Isogen Reports Third Quarter 2006 Results


    NEW YORK--(BUSINESS WIRE)--Nov. 2, 2006--INNODATA ISOGEN, INC. (NASDAQ: INOD), a leading provider of content supply chain solutions, today reported a net loss of $2,196,000 or $.09 per diluted share for the third quarter of 2006, versus a net loss of $875,000 or $.04 per diluted share, for the third quarter of 2005. The net loss in the third quarter of 2006 included a restructuring charge of $554,000.

    For the first nine months of 2006, the company lost $6,494,000, inclusive of the $554,000 third quarter restructuring charge, or $.27 per diluted share. For the same period in 2005, the company lost
$1,093,000, or $.05 per diluted share.

    Revenues were $10,400,000 in the third quarter of 2006, up from revenues of $9,647,000 in the third quarter of 2005; and revenues were $30,406,000 for the nine months ended September 30, 2006, down from $30,947,000 for the same period last year.

    Innodata Isogen's cash and equivalents were approximately
$15,284,000 at September 30, 2006 and the company carries virtually no debt.

    "We anticipate seeing continued sequential improvement in our bottom line next quarter, due to a lower cost structure and a revenue level that we anticipate will approximate that of the third quarter," said Jack Abuhoff, chairman and CEO of Innodata Isogen. "We are continuing to invest in our sales team, expanding its size and enhancing its capabilities to help drive revenue growth."

    In accordance with a share repurchase plan announced in August, 2006, the company purchased 170,962 shares of its common stock on the open market at a cost of $298,000, including commissions, during the third quarter of 2006. The company intends to continue open market purchases during the fourth quarter of 2006.

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an investor conference call, including a question & answer period, at 11:00 AM ET today. Interested parties can participate in this call by dialing the following call-in numbers:

1-800-817-4887 (Domestic)
1-913-981-4913 (International)

Replays will also be made available at:

1-888-203-1112 (Domestic Replay)
1-719-457-0820 (International Replay)

Pass code on Replay only: 2797604

    Investors are also invited to access a live Webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the Webcast feature will be in a listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen (NASDAQ: INOD) helps organizations create, manage and distribute information more effectively and economically, providing a comprehensive range of content-focused IT and BPO services to solve information management and publishing challenges.

    We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North
America, seven production facilities in Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.

    Innodata Isogen (www.innodata-isogen.com) is named to both
EContent magazine's EContent 100 and KMWorld magazine's 100 Companies That Matter In Knowledge Management. KMWorld also recognized the unique value of Innodata Isogen's comprehensive content supply chain solutions in its Trend-Setting Products of 2006 annual honors.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "indicate," "point to" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.

    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuation or worsening of present depressed market conditions, changes in external market factors, the ability and willingness of the company's clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that Innodata Isogen acquires, changes in the company's business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risks and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission. Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur.


               INNODATA ISOGEN, INC., AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                             (Unaudited)

                               Three Months Ended   Nine Months Ended
                               ------------------- -------------------
                                  September 30        September 30
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------
REVENUES                       $ 10,400  $  9,647  $ 30,406  $ 30,947
                               --------- --------- --------- ---------

OPERATING COSTS AND EXPENSES:
  Direct operating expenses       8,851     7,272    25,749    22,972
  Selling and administrative
   expenses                       3,347     3,677    10,900     9,767
  Restructuring costs               554         -       554         -
  Interest (income) - net          (192)     (114)     (504)     (309)
                               --------- --------- --------- ---------

  Total                          12,560    10,835    36,699    32,430
                               --------- --------- --------- ---------
LOSS BEFORE PROVISION FOR
 (BENEFIT FROM)
  INCOME TAXES                   (2,160)   (1,188)   (6,293)   (1,483)

PROVISION FOR (BENEFIT FROM)
 INCOME TAXES                        36      (313)      201      (390)
                               --------- --------- --------- ---------
NET LOSS                       $ (2,196) $   (875) $ (6,494) $ (1,093)
                               ========= ========= ========= =========

BASIC AND DILUTED LOSS PER
 SHARE                         $   (.09) $   (.04) $   (.27) $   (.05)
                               ========= ========= ========= =========
WEIGHTED AVERAGE SHARES
 OUTSTANDING                     24,050    23,165    24,057    22,922
                               ========= ========= ========= =========


               INNODATA ISOGEN, INC., AND SUBSIDIARIES
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                           September 30, December 31,
                                               2006          2005
                                           ------------- -------------
                                             Unaudited   From audited
                                                          financial
                                                           statements
ASSETS:

CURRENT ASSETS
  Cash and equivalents                     $     15,284  $     20,059
  Accounts receivable-net                         5,961         7,169
  Prepaid expenses and other current
   assets                                         1,801         1,543
  Refundable income taxes                         1,266         1,215
  Deferred income taxes                             104           338
                                           ------------- -------------

     Total current assets                        24,416        30,324

PROPERTY AND EQUIPMENT - NET                      4,932         4,823

OTHER ASSETS                                      1,783         1,789

GOODWILL                                            675           675
                                           ------------- -------------

TOTAL                                      $     31,806  $     37,611
                                           ============= =============


LIABILITIES AND STOCKHOLDERS' EQUITY:

CURRENT LIABILITIES
  Accounts payable and accrued expenses    $      3,332  $      3,299
  Accrued salaries, wages and related
   benefits                                       4,633         3,567
  Income and other taxes                          1,339         1,363
  Current portion of long-term obligations          637           663
                                           ------------- -------------

     Total current liabilities                    9,941         8,892

DEFERRED INCOME TAXES                             1,122         1,357

LONG-TERM OBLIGATIONS                               152           548

STOCKHOLDERS' EQUITY                             20,591        26,814
                                           ------------- -------------

TOTAL                                      $     31,806  $     37,611
                                           ============= =============


    CONTACT: Innodata Isogen
             Steven L. Ford, 201-371-2510
             sford@innodata-isogen.com